EXHIBIT 10.75


                                 AMENDMENT NO. 2

                                  MEDICON, INC.
                        TIME ACCELERATED RESTRICTED STOCK
                        OPTION PLAN FOR CERTAIN EMPLOYEES
                        ---------------------------------


          WHEREAS, Medicon, Inc. (the "Corporation") adopted the Medicon, Inc.

Time Accelerated Restricted Stock Option Plan for Certain Employees (the

"Plan"), effective October 28, 1994; and

          WHEREAS, the Plan was amended September 6, 1995 to increase to 868,074 the number of shares that may be acquired pursuant to options granted; and

          WHEREAS, Section 7.1 of the Plan provides that the Compensation

Committee (the "Committee") appointed by the Board of Directors of the

Corporation may amend the Plan, and that except in the case of certain amendments (such as amendments that increase the number of shares of common stock in respect of which options may be issued), shareholder approval is not required, and the Committee has approved this Amendment by written consent.

          NOW, THEREFORE, the Plan hereby is amended, effective as of November

14, 1995 (the "Amendment Date") as follows:

          By substituting the following for the first sentence of Section 4.1 of the Plan:

               "Subject to Section 11 (relating to adjustments upon changes in capitalization), the aggregate number of shares of Stock (as defined in

     Section 5) that may be acquired under the Plan by all eligible individuals pursuant to options granted hereunder shall not exceed 571,575 shares, and the aggregate number of shares that may be acquired by any one individual pursuant to options granted hereunder shall not exceed 285,787 shares."

               Except as hereby expressly amended and modified, the terms and provisions of the Plan shall remain in full force and effect.

               IN WITNESS WHEREOF, the Corporation has caused this Amendment No.

2 to be executed as of the Amendment Date.



                                             MEDICON, INC.


                                             By:  _____________________________
                                                  Name:
                                                  Title: